Exhibit 99.1
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
New Segment Financial Supplement

Investor Contact:	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied
Keith Lennox	World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.
Phone: (646) 794-0750
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the ability to recognize the benefits of the Darwin Professional Underwriters, Inc. acquisition; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; investigations of market practices and related settlement terms; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions including those related to the ongoing financial crisis; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS
Page

Basis of Presentation	4

- Consolidated Segment Results — Three months ended March 31, 2008	5
- Consolidated Segment Results — Three months ended June 30, 2008	6
- Consolidated Segment Results — Six months ended June 30, 2008	7
- Consolidated Segment Results — Three months ended September 30, 2008	8
- Consolidated Segment Results — Nine months ended September 30, 2008	9
- Consolidated Segment Results — Three months ended December 31, 2008	10
- Consolidated Segment Results — Year ended December 31, 2008	11

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
PRESENTATION

•	The following schedules show the company’s results of operations for each of its operating segments for all periods in 2008, recast under the new segment format. During the first quarter of 2009, the company realigned its management reporting structure due to organizational changes and the growth of its direct specialty insurance operations in the United States, including the recent acquisition of Darwin Professional Underwriters, Inc., and an increasing emphasis on markets served and customer focus. As a result, management monitors the performance of the company’s direct underwriting operations based on the geographic location of the company’s offices, the markets and customers served, and the type of accounts written. There were no changes to how management monitors the company’s reinsurance underwriting operations. The company is currently organized into three operating segments: U.S. insurance, international insurance and reinsurance. The 2008 results of operations reported under the “Reinsurance” and “Consolidated Totals” columns in the following schedules have not changed as a result of the new segment format.

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for ratio information.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$35,822	$171,301	$189,751	$396,874
Net premiums written	$23,119	$114,112	$189,341	$326,572

Net premiums earned	$30,043	$122,653	$120,376	$273,072

Total revenues	$30,043	$122,653	$120,376	$273,072

Expenses
Net losses and loss expenses:
Current year	$21,024	$97,179	$78,408	$196,611
Prior years	(4,941)	(25,400)	(22,773)	(53,114)

Total net losses and loss expenses	$16,083	$71,779	$55,635	$143,497
Acquisition costs	2,985	834	23,021	26,840
General and administrative expenses	14,568	19,634	9,069	43,271

Total expenses	$33,636	$92,247	$87,725	$213,608

Underwriting (loss) income	$(3,593)	$30,406	$32,651	$59,464

Net investment income				76,931
Net realized investment gains				3,465
Interest expense				(9,510)
Foreign exchange loss				(476)

Income before income taxes				$129,874

GAAP Ratios
Loss and loss expense ratio	53.5%	58.5%	46.2%	52.5%
Acquisition cost ratio	9.9%	0.7%	19.1%	9.8%
General and administrative expense ratio	48.5%	16.0%	7.5%	15.9%

Expense ratio	58.4%	16.7%	26.6%	25.7%

Combined ratio	111.9%	75.2%	72.8%	78.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$65,664	$244,521	$136,599	$446,784
Net premiums written	$35,644	$147,980	$136,626	$320,250

Net premiums earned	$31,681	$118,087	$119,108	$268,876

Total revenues	$31,681	$118,087	$119,108	$268,876

Expenses
Net losses and loss expenses:
Current year	$25,022	$117,110	$75,727	$217,859
Prior years	(2,042)	(35,733)	(2,000)	(39,775)

Total net losses and loss expenses	$22,980	$81,377	$73,727	$178,084
Acquisition costs	2,632	(379)	24,012	26,265
General and administrative expenses	14,275	20,974	11,131	46,380

Total expenses	$39,887	$101,972	$108,870	$250,729

Underwriting (loss) income	$(8,206)	$16,115	$10,238	$18,147

Net investment income				72,345
Net realized investment losses				(4,393)
Interest expense				(9,513)
Foreign exchange gain				399

Income before income taxes				$76,985

GAAP Ratios
Loss and loss expense ratio	72.5%	68.9%	61.9%	66.2%
Acquisition cost ratio	8.3%	(0.3%)	20.2%	9.8%
General and administrative expense ratio	45.1%	17.8%	9.3%	17.2%

Expense ratio	53.4%	17.5%	29.5%	27.0%

Combined ratio	125.9%	86.4%	91.4%	93.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$101,486	$415,821	$326,350	$843,657
Net premiums written	$58,763	$262,093	$325,966	$646,822

Net premiums earned	$61,724	$240,739	$239,485	$541,948

Total revenues	$61,724	$240,739	$239,485	$541,948

Expenses
Net losses and loss expenses:
Current year	$46,046	$214,289	$154,135	$414,470
Prior years	(6,983)	(61,133)	(24,773)	(92,889)

Total net losses and loss expenses	$39,063	$153,156	$129,362	$321,581
Acquisition costs	5,617	455	47,033	53,105
General and administrative expenses	28,843	40,608	20,200	89,651

Total expenses	$73,523	$194,219	$196,595	$464,337

Underwriting (loss) income	$(11,799)	$46,520	$42,890	$77,611

Net investment income				149,276
Net realized investment losses				(928)
Interest expense				(19,023)
Foreign exchange loss				(77)

Income before income taxes				$206,859

GAAP Ratios
Loss and loss expense ratio	63.3%	63.6%	54.0%	59.3%
Acquisition cost ratio	9.1%	0.2%	19.6%	9.8%
General and administrative expense ratio	46.7%	16.9%	8.4%	16.5%

Expense ratio	55.8%	17.1%	28.0%	26.3%

Combined ratio	119.1%	80.7%	82.0%	85.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$64,828	$132,612	$93,541	$290,981
Net premiums written	$45,674	$95,943	$92,286	$233,903

Net premiums earned	$32,034	$116,377	$123,562	$271,973

Total revenues	$32,034	$116,377	$123,562	$271,973

Expenses
Net losses and loss expenses:
Current year	$33,718	$141,904	$97,336	$272,958
Prior years	(3,990)	(53,576)	(39,382)	(96,948)
Total net losses and loss expenses	$29,728	$88,328	$57,954	$176,010
Acquisition costs	2,852	1,794	23,969	28,615
General and administrative expenses	10,609	18,483	11,702	40,794

Total expenses	$43,189	$108,605	$93,625	$245,419

Underwriting (loss) income	$(11,155)	$7,772	$29,937	$26,554

Net investment income				76,916
Net realized investment losses				(151,876)
Interest expense				(9,515)
Foreign exchange gain				2,728

Loss before income taxes				$(55,193)

GAAP Ratios
Loss and loss expense ratio	92.8%	75.9%	46.9%	64.7%
Acquisition cost ratio	8.9%	1.5%	19.4%	10.5%
General and administrative expense ratio	33.1%	15.9%	9.5%	15.0%

Expense ratio	42.0%	17.4%	28.9%	25.5%

Combined ratio	134.8%	93.3%	75.8%	90.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$166,314	$548,433	$419,891	$1,134,638
Net premiums written	$104,437	$358,036	$418,252	$880,725

Net premiums earned	$93,758	$357,116	$363,047	$813,921

Total revenues	$93,758	$357,116	$363,047	$813,921

Expenses
Net losses and loss expenses:
Current year	$79,764	$356,193	$251,471	$687,428
Prior years	(10,973)	(114,709)	(64,155)	(189,837)

Total net losses and loss expenses	$68,791	$241,484	$187,316	$497,591
Acquisition costs	8,469	2,249	71,002	81,720
General and administrative expenses	39,452	59,091	31,902	130,445

Total expenses	$116,712	$302,824	$290,220	$709,756

Underwriting (loss) income	$(22,954)	$54,292	$72,827	$104,165

Net investment income				226,192
Net realized investment losses				(152,804)
Interest expense				(28,538)
Foreign exchange gain				2,651

Income before income taxes				$151,666

GAAP Ratios
Loss and loss expense ratio	73.4%	67.6%	51.6%	61.1%
Acquisition cost ratio	9.0%	0.6%	19.6%	10.0%
General and administrative expense ratio	42.1%	16.5%	8.8%	16.0%

Expense ratio	51.1%	17.1%	28.4%	26.0%

Combined ratio	124.5%	84.7%	80.0%	87.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$153,671	$147,025	$10,249	$310,945
Net premiums written	$108,541	$107,833	$10,129	$226,503

Net premiums earned	$86,060	$115,434	$101,490	$302,984
Other income	$746	$—	$—	$746

Total revenues	$86,806	$115,434	$101,490	$303,730

Expenses
Net losses and loss expenses:
Current year	$60,046	$101,015	$72,728	$233,789
Prior years	(25,474)	(53,879)	(10,905)	(90,258)

Total net losses and loss expenses	$34,572	$47,136	$61,823	$143,531
Acquisition costs	9,363	1,525	19,961	30,849
General and administrative expenses	28,069	16,399	11,647	56,115

Total expenses	$72,004	$65,060	$93,431	$230,495

Underwriting income	$14,802	$50,374	$8,059	$73,235

Net investment income				82,583
Net realized investment losses				(120,047)
Interest expense				(10,205)
Foreign exchange loss				(1,230)

Income before income taxes				$24,336

GAAP Ratios
Loss and loss expense ratio	40.2%	40.8%	60.9%	47.4%
Acquisition cost ratio	10.9%	1.3%	19.7%	10.2%
General and administrative expense ratio	32.6%	14.2%	11.5%	18.5%

Expense ratio	43.5%	15.5%	31.2%	28.7%

Combined ratio	83.7%	56.3%	92.1%	76.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
UNAUDITED CONSOLIDATED SEGMENT RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$319,985	$695,459	$430,140	$1,445,584
Net premiums written	$212,978	$465,869	$428,381	$1,107,228

Net premiums earned	$179,818	$472,550	$464,537	$1,116,905
Other income	$746	$—	$—	$746

Total revenues	$180,564	$472,550	$464,537	$1,117,651

Expenses
Net losses and loss expenses:
Current year	$139,810	$457,208	$324,199	$921,217
Prior years	(36,447)	(168,588)	(75,060)	(280,095)

Total net losses and loss expenses	$103,363	$288,620	$249,139	$641,122
Acquisition costs	17,832	3,774	90,963	112,569
General and administrative expenses	67,520	75,490	43,550	186,560

Total expenses	$188,715	$367,884	$383,652	$940,251

Underwriting (loss) income	$(8,151)	$104,666	$80,885	$177,400

Net investment income				308,775
Net realized investment losses				(272,851)
Interest expense				(38,743)
Foreign exchange gain				1,421

Income before income taxes				$176,002

GAAP Ratios
Loss and loss expense ratio	57.5%	61.1%	53.6%	57.4%
Acquisition cost ratio	9.9%	0.8%	19.6%	10.1%
General and administrative expense ratio	37.5%	16.0%	9.4%	16.7%

Expense ratio	47.4%	16.8%	29.0%	26.8%

Combined ratio	104.9%	77.9%	82.6%	84.2%